Oppenheimer Limited-Term Bond Fund

Oppenheimer Limited-Term Government Fund

Supplement dated December 6, 2013 to the Summary Prospectus

This supplement amends the Summary Prospectus of each of the above referenced funds (each, a “Fund”), and is in addition to any other supplement(s).

Effective February 3, 2014:

1.	The first paragraph in the section titled “Purchase and Sale of Fund Shares” is deleted in its entirety and replaced by the following:

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Effective July 1, 2014:

2.	All references to Class N are deleted and replaced with references to Class R, in connection with the re-naming of Class N as Class R.

3.	In the table titled “Shareholder Fees (fees paid directly from your investment)”, the Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds) for Class R is “None.”

December 6, 2013	PS0000.092

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Supplement dated June 26, 2013 to the

Summary Prospectus dated December 28, 2012

This supplement amends the Summary Prospectus of Oppenheimer Limited-Term Government Fund (the “Fund”), dated December 28, 2012, and is in addition to any other supplements.

Effective July 1, 2013:

1. The table titled “Annual Fund Operating Expenses” and the footnotes that immediately follow it, on page 1, have been deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I2
Management Fees	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%
Distribution and/or Service (12b-1) Fees	0.24%	1.00%	1.00%	0.49%	None	None
Other Expenses	0.24%	0.24%	0.24%	0.24%	0.24%	0.05%
Total Annual Fund Operating Expenses	0.89%	1.65%	1.65%	1.14%	0.65%	0.46%
Fee Waivers and/or Expense Reimbursement[3]	(0.09%)	(0.05%)	(0.05%)	(0.04%)	(0.15%)	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.60%	1.60%	1.10%	0.50%	0.46%

1.	Expenses have been restated to reflect current fees.
2.	Estimated expenses for the first full fiscal year that Class I shares are offered. Class I shares will first be offered on the date of this prospectus.
3.	After discussions with the Fund’s Board of Trustees, the Manager has voluntarily agreed to waive fees and/or reimburse certain expenses so that total annual fund operating expenses will not exceed 0.80% for Class A shares, 1.60% for Class B shares, 1.60% for Class C shares, 1.10% for Class N shares and 0.50% for Class Y shares. These expense limitations may not be amended or withdrawn until after one year from the date of this prospectus.

2. The table under the section titled “Example,” beginning on page 1, has been deleted in its entirety and replaced with the following:

If shares are redeemed:					If shares are not redeemed:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$305	$495	$700	$1,293	$305	$495	$700	$1,293
Class B	$564	$720	$999	$1,572	$164	$520	$899	$1,572
Class C	$264	$520	$899	$1,966	$164	$520	$899	$1,966
Class N	$213	$360	$627	$1,390	$113	$360	$627	$1,390
Class Y	$51	$194	$348	$799	$51	$194	$348	$799
Class I*	$47	$148	$258	$580	$47	$148	$258	$580

*Based on estimated expenses for Class I shares for the first fiscal year.

June 26, 2013	PS0855.045

OPPENHEIMER Limited-Term Government Fund Summary Prospectus December 28, 2012
NYSE Ticker Symbols
Class A	OPGVX
Class B	OGSBX
Class C	OLTCX
Class N	OLTNX
Class Y	OLTYX
Class I	OLTIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/investors/overview/LimitedTermGovernmentFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated December 28, 2012, and through page 65 of its most recent Annual Report, dated September 30, 2012, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/LimitedTermGovernmentFund.  The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks income.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $100,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 12 of the prospectus and in the sections "How to Buy Shares" beginning on page 54 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	2.25%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	4%	1%	1%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I1
Management Fees	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%
Distribution and/or Service (12b-1) Fees	0.24%	1.00%	1.00%	0.49%	None	None
Other Expenses	0.21%	0.42%	0.18%	0.27%	0.10%	0.05%
Total Annual Fund Operating Expenses	0.86%	1.83%	1.59%	1.17%	0.51%	0.46%
Fee Waivers and/or Expense Reimbursement[2]	(0.06%)	(0.23%)	0.00%	(0.07%)	(0.01%)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.60%	1.59%	1.10%	0.50%	0.46%

1. Estimated expenses for the first full fiscal year that Class I shares are offered. Class I shares will first be offered on the date of this prospectus.
2. After discussions with the Fund's Board of Trustees, the Manager has voluntarily agreed to waive fees and/or reimburse certain expenses so that total annual fund operating expenses will not exceed 0.80% for Class A shares, 1.60% for Class B shares, 1.60% for Class C shares, 1.10% for Class N shares and 0.50% for Class Y shares. The Fund's transfer agent has voluntarily agreed to limit its fees for Classes B, C, N, and Y to 0.35% of average annual net assets per fiscal year and 0.30% of average annual net assets per fiscal year for Class A shares. Each of these expense limitations may not be amended or withdrawn until after one year from the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$305	$488	$687	$1,261	$305	$488	$687	$1,261
Class B	$564	$758	$1,077	$1,651	$164	$558	$977	$1,651
Class C	$263	$506	$872	$1,904	$163	$506	$872	$1,904
Class N	$213	$367	$641	$1,422	$113	$367	$641	$1,422
Class Y	$51	$163	$285	$641	$51	$163	$285	$641
Class I*	$47	$148	$258	$580	$47	$148	$258	$580

* Based on estimated expenses for Class I shares for the first fiscal year.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 152% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, as a non-fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities issued by the U.S. Government, its agencies and instrumentalities, repurchase agreements on those securities and hedging instruments approved by its Board of Trustees.

The Fund may invest up to 20% of its net assets in mortgage-backed securities that are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities, asset-backed securities, investment grade corporate debt obligations (having a rating at the time of acquisition by the Fund of at least "BBB" by Standard & Poor's Rating Service or "Baa" by Moody's Investors Service or a comparable rating by another nationally recognized securities rating organization; or, if unrated, deemed by the Sub-Adviser to have a comparable rating) and certain other high quality debt obligations.

U.S. Government securities are debt securities issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes or bonds, and securities issued or guaranteed by U.S. Government agencies or federally-chartered entities that are referred to as "instrumentalities" of the U.S. Government. The Fund invests significant amounts of its assets in mortgage-related derivative securities, such as collateralized mortgage obligations ("CMOs") and mortgage participation certificates. They include mortgage-related securities issued or guaranteed by instrumentalities of the U.S. Government, such as the Government National Mortgage Association. The Fund also may enter into forward roll transactions.

Not all of the U.S. Government securities the Fund buys are issued or guaranteed by the U.S. Government as to payment of interest and repayment of principal. Some are backed by the right of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the instrumentality. The securities the Fund buys may pay interest at fixed, floating, or variable rates, or may be "stripped" securities whose interest coupons have been separated from the security and sold separately.

The Fund seeks to maintain an average effective portfolio duration of not more than three years (measured on a dollar-weighted basis) to try to reduce the volatility of the value of its securities portfolio. However, the Fund can invest in securities that have short-, medium- or long-term maturities and may use derivative investments to try to reduce interest rate risks. The duration of the portfolio might not meet that target at all times due to interest rate changes and other market events.

The Fund may also use derivatives to seek to increase its investment return or for hedging purposes. Options, futures, CMOs, total return swaps and credit default swaps are examples of derivatives the Fund can use.

The Fund's portfolio managers compare the yields, relative values and risks of different types of U.S. Government securities and government agency securities to provide portfolio diversity to help preserve principal. The portfolio managers currently focus on sectors of the U.S. Government debt market that they believe offer good relative values, securities that have relatively high income potential, and securities that help reduce exposure to changes in interest rates to help preserve principal and help the Fund meet its duration target. These factors may vary in particular cases and may change over time. The Fund may sell securities that the portfolio managers believe are no longer favorable with regard to these factors.

The Fund's share prices and distributions are not backed or guaranteed by the U.S. Government.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

     Although most of the securities that the Fund invests in are issued or guaranteed by the U.S. government or its agencies or instrumentalities, the Fund also invests in securities issued by private issuers, which do not have any government guarantees. While the Fund's investments in U.S. government securities may be subject to little credit risk, the Fund's other investments in debt securities are subject to risks of default.

Fixed-Income Market Risks. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Main Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The Fund may also lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Certain derivative investments may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking income from a fund that invests mainly in U.S. Government securities but also buys private-issuer mortgage-related securities. The Fund does not seek capital appreciation. The Fund's share prices and distributions are not insured or guaranteed by the U.S. Government. The Fund is not designed for investors needing an assured level of current income. The Fund is intended to be a long-term investment. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A shares) from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
https://www.oppenheimerfunds.com/fund/investors/overview/LimitedTermGovernmentFund

Sales charges are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 3.43% (3rd Qtr 09) and the lowest return was -5.34% (4th Qtr 08).  For the period from January 1, 2012 to September 30, 2012 the cumulative return before taxes was 2.65%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

      Performance information for Class I shares will be provided after those shares have one full calendar year of performance.

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Class A (inception 03/10/1986)
Return Before Taxes	(2.01%)	2.01%	2.48%
Return After Taxes on Distributions	(2.90%)	0.59%	1.16%
Return After Taxes on Distributions and Sale of Fund Shares	(1.31%)	0.88%	1.33%
Class B (inception 05/03/1993)	(3.21%)	1.81%	2.38%
Class C (inception 02/01/1995)	(0.24%)	1.96%	2.08%
Class N (inception 3/01/2001)	0.26%	2.47%	2.57%
Class Y (inception 01/26/1998)	1.84%	3.00%	3.14%
Barclays Capital U.S. Government Bond Index	9.02%	6.56%	5.59%
(reflects no deduction for fees, expenses or taxes)
Barclays Capital U.S. 1-3 Year Government Bond Index	1.56%	3.80%	3.38%
(reflects no deduction for fees, expenses or taxes)

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.  Prior to January 1, 2013, all references in this Prospectus to the "Sub-Adviser" refer to OppenheimerFunds, Inc. in its capacity as the Manager.

Portfolio Managers. The Fund's portfolio is managed by Krishna Memani and Peter A. Strzalkowski, CFA, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Memani has been a portfolio manager and Vice President of the Fund since April 2009 and Mr. Strzalkowski has been a portfolio manager of the Fund since April 2009 and a Vice President of the Fund since May 2009.

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677.

Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Class B shares are no longer offered for new purchases. Any investments for existing Class B share accounts will be made in Class A shares of Oppenheimer Money Market Fund.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Limited-Term Government Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/LimitedTermGovernmentFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR0855.001.1212